Exhibit 10.48

                                                                  EXECUTION COPY



                       SECOND AMENDMENT TO LOAN AGREEMENT


         This SECOND AMENDMENT TO LOAN AGREEMENT, dated as of April 1, 1998 (the "Amendment"), to that certain Loan Agreement dated as of November 1, 1990, as amended by First Amendment to Loan Agreement thereto dated as of November 1, 1991 (together, the "Existing Loan Agreement"), between QUINCY'S REALTY, INC., an Alabama corporation (formerly a Delaware corporation) ("Borrower") and SECURED RESTAURANTS TRUST, a Delaware statutory business trust ("Issuer") existing pursuant to an amended and restated Trust Agreement dated as of October 15, 1990.

                                    RECITALS

A. All capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Existing Loan Agreement. The Existing Loan Agreement, as amended by this Amendment, is referred to herein as the "Loan Agreement." References to the Collateral Assignment Agreement mean the Collateral Assignment Agreement as defined in the Existing Loan Agreement, as amended by the First Amendment to Collateral Assignment Agreement dated as of April 1, 1998.

B. Borrower and Issuer desire to amend the Existing Loan Agreement as set forth below and in connection with an in-substance defeasance of the Mortgage Notes to occur as of April 1, 1998.

                                   AGREEMENTS

         NOW, THEREFORE, for and in consideration of the mutual promises and agreements set forth herein, the parties hereto, intending to be legally bound, agree as follows:

         1. The following Articles and Sections of the Existing Loan Agreement are void and of no effect whatsoever from the date hereof: Section 2.05, Section 2.08, Section 2.09, Section 2.10, Section 2.11, Article III, Article IV, Section 5.01, Section 5.10, Section 5.12, Section 5.16, Section 5.17(a), Section 5.19,
Section 5.21, Section 5.23, Section 6.07, Section 6.11, Section 6.18(b) and Sections 7.01(c), (d), (k), (l) and (n). The restrictions on sale of the Properties set forth in Section 5.13 are void and have no effect.

         2. The following Sections of the Existing Loan Agreement shall be void and of no effect whatsoever from the date as of which the Borrower owns no Properties or other real estate: Section 5.03, Section 5.06, Section 5.07,
Section 5.08, Section 5.09, Section 5.11, Section 5.15, Sections 5.17(b) and (c) and Section 5.22.

         3. Effective from the date as of which the Borrower owns no Properties or other real estate: (a) the words "any of its Properties or the present use thereof or" shall be deleted from

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Section 5.04 of the Existing Loan Agreement, (b) the words "or the Properties"
shall be deleted from Section 5.05 of the Existing Loan Agreement, (c) the words "the Properties, Equipment, the Lease or" shall be deleted from
Section 5.14(a) of the Existing Loan Agreement, (d) the words "the Properties, the Lease or" and the words "except for the Lease" shall be deleted from
Section 5.14(b) of the Existing Loan Agreement and (e) the words "or that of any of the Properties" shall be deleted from Section 6.19(f) of the Existing Loan Agreement.

         4. Effective from the date as of which the Borrower owns no Properties or other real estate, Section 6.12 of the Existing Loan Agreement shall read as follows:

                  Section 6.12. No Other Agreements. Except for this Agreement and agreements contemplated by this transaction, Borrower is not a party to any other agreement.

         5. Section 6.16 of the Existing Loan Agreement shall be amended by inserting the following paragraph (d):

                           (d) Conditions to Delivery. The audited financial statements required pursuant to Section (a) above shall not be required to be delivered if a special purpose entity is substituted as the Borrower, prior to April 1, 1999, pursuant to the Letter Agreement, dated April 1, 1998, between Financial Security, Quincy's Realty, Inc., Quincy's Restaurants, Inc.
         and Advantica Restaurants Group, Inc.

         6. Section 6.23(iii) of the Existing Loan Agreement shall be limited to the following by inserting the following provision at the end of such section:

                           The Borrower shall cause to be delivered on April 1, 1999, and April 1, 2000 an opinion of counsel (a) addressed to Financial Security, the Collateral Agent and the Issuer, (b) in form and substance, and from a law firm, acceptable to Financial Security and (c) to the effect that the Collateral Agent has a first priority perfected security interest in all Borrower Collateral.

         7. The following Section is added to the Existing Loan Agreement:

                  Section 6.24. Disposition of Properties. At any time or from time to time, the Borrower may sell, transfer or otherwise dispose of (but may not create a lien against) any or all of the Properties

         8.(a) The representations and warranties contained in Sections 6.01, 6.02, 6.03, 6.04, 6.05 and 6.06 of the Existing Loan Agreement are correct on and as of the date hereof, as though made on and as of the date hereof.

         (b) The Borrower hereby represents and warrants that the execution, delivery and performance by Borrower of this Amendment and the Assignment and Assumption Agreement (as defined in the Collateral Assignment Agreement) are within Borrower's corporate powers,

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have been duly authorized by all necessary corporate action and do not (i)
contravene Borrower's charter or bylaws, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its affiliates or any of their properties.

         (c) The Borrower hereby represents and warrants that no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower of this Amendment or the Assignment and Assumption Agreement.

         (d) The Borrower hereby represents and warrants that this Amendment and the Assignment and Assumption Agreement have been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law) and that no Event of Default exists under the Loan Agreement.

         9. The following provisions are added as Section 2.12 of the Loan
Agreement:

         (a) As security for Borrower's obligations under this Agreement and the Mortgage Notes, including, without limitation, its obligations to pay to the Issuer the amounts payable under the Mortgage Notes and under this Agreement, and the performance of all of its representations, warranties, covenants, agreements and obligations under this Agreement and under the Mortgage Notes, Borrower hereby expressly grants to Issuer for the benefit of Financial Security and the Trustee, as secured parties, a first priority interest in and to all of Borrower's right, title and interest in (i) the cash deposited with the Collateral Agent pursuant to this Agreement, (ii) all Defeasance Eligible Investments, (iii) the Accounts (as defined in the Collateral Assignment Agreement) and any amounts deposited therein, and (iv) proceeds thereof, all additions to and substitutions therefor, all proceeds and collections derived from or in connection therewith, together with all investments made with such proceeds and collections and all proceeds thereof and all powers and rights of Borrower, including rights of enforcement thereunder (collectively, the "Borrower Collateral").

         Borrower intends such grant to be prior to all others to the full extent of applicable law and shall take all actions reasonably necessary to confer a first priority perfected security interest in the Borrower Collateral granted hereunder. It is the intention of Borrower that, with respect to the Borrower Collateral, this Agreement shall constitute a security agreement under applicable law, and the Issuer shall have all of the rights and remedies of a secured party and creditor under the UCC and other applicable law as in force in the relevant jurisdictions.

         The Borrower and the Issuer hereby agree that the Collateral Agent shall accept Delivery of the Borrower Collateral on behalf of the Issuer and that the Issuer has pledged and assigned all of its right, title and interest in the Borrower Collateral to the Collateral Agent, for the benefit of Financial Security and the Trustee, pursuant to the Collateral Assignment Agreement.

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         (b) On the Defeasance Date, Borrower shall deposit with the Collateral
Agent, for the benefit of the Issuer, $73,105,326 in immediately available funds. The Collateral Agent will accept such funds and will use such funds, together with cash held in the name of the Borrower already on deposit in the Accounts (as defined in the Collateral Assignment Agreement) after liquidation of all Eligible Investments therein held in the name of the Borrower (other than existing Defeasance Eligible Investments), to purchase the Defeasance Eligible Investments listed on Exhibit A hereto.

         (c) The Issuer and the Borrower agree as follows with respect to the Defeasance Eligible Investments, and the proceeds thereof, held by the Collateral Agent from time to time in the Prepayment Account pursuant to the Collateral Assignment Agreement:

                  (i) any Defeasance Eligible Investment that is held in deposit accounts shall be made in the name of the Collateral Agent and shall be subject to the exclusive custody and control of the Collateral Agent, and the Collateral Agent shall have sole signature authority with respect thereto;

                  (ii) any Defeasance Eligible Investment that constitutes Physical Property (as defined in the definition of Delivery) shall be delivered to the Collateral Agent in accordance with paragraph (i) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Collateral Agent;

                  (iii) any Defeasance Eligible Investment that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph
         (ii) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Defeasance Eligible Investment as described in such paragraph; and

                  (iv) any Defeasance Eligible Investment that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (iii) above shall be delivered to the Collateral Agent in accordance with paragraph (iii) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued registration of the Collateral Agent's (or its nominee's) ownership of such security directly or through one or more securities intermediaries.

         (d) In the event of any change of law regarding matters relating to the perfection of security interests in any Account, the amounts or any Defeasance Eligible Investments held therein, Borrower shall cause to be furnished to the Collateral Agent, the Trustee and Financial Security an opinion of counsel, in form and substance satisfactory to Financial Security, addressing such matters, and, if necessary, Borrower shall cooperate with the Collateral Agent in taking all actions necessary to comply with the change in law.

         (e) Borrower hereby represents, warrants and covenants as follows:

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                  (i) GOOD TITLE; ABSENCE OF LIENS; SECURITY INTEREST. Borrower
         is the owner of, and has good and marketable title to, the Borrower Collateral free and clear of all liens (other than the lien of the secured parties hereunder) and has full right, corporate power and lawful authority to assign, transfer and pledge the Borrower Collateral (and any documents which are a part thereof) and all such substitutions therefor and additions thereto delivered hereunder. Pursuant to the Collateral Assignment Agreement, the Collateral Agent has a valid and perfected first priority security interest in the Borrower Collateral free and clear of all liens.

                  (ii) SOLVENT ENTITY. After giving effect to the defeasance of the Mortgage Notes, Borrower will have sufficient capital to pay its debts as they become due. Borrower is not engaged in any business, or about to engage in any business or any transaction, for which it has, or will have after engaging in such business or transaction, unreasonably small capital in relation to such business or transaction. Borrower does not intend to incur, or believe that it will incur, additional debts that would be beyond its ability to pay as such debts become due.

                  (iii) NO INTENT TO DEFRAUD. Borrower has valid business reasons for entering into the transactions contemplated by the defeasance and has not entered into the transactions contemplated by the defeasance or this Loan Agreement with any intent to hinder, delay or defraud any entity to which Borrower is or may become indebted.

                  (iv) PROHIBITED ACTIONS. Borrower covenants that it will not take any actions with respect to the Borrower Collateral or otherwise that the Issuer is prohibited from taking pursuant to Section 3.01 of the Collateral Assignment Agreement.

         (e) "Delivery," when used with respect to any Defeasance Eligible Investments, means:

                  (i) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof by physical delivery to the Collateral Agent endorsed to, or registered in the name of, the Collateral Agent or its nominee or endorsed to, or registered in the name of, the Collateral Agent or its nominee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (A) by delivery of such certificated security to the Collateral Agent in accordance with the provisions of Section 8-301(a) of the UCC, and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of or a security interest in any such Defeasance Eligible Investment to the Collateral Agent, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (ii) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law,

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         including applicable federal regulations and Articles 8 and 9 of the
         UCC; the crediting of such Defeasance Eligible Investment to a securities account maintained with a Federal Reserve Bank by a securities intermediary; the indication by such securities intermediary that such Defeasance Eligible Investment has been credited to the Collateral Agent's securities account at the securities intermediary; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of or a security interest in any such Defeasance Eligible Investment to the Collateral Agent, consistent with changes in applicable law or regulations or the interpretation thereof; and

                  (iii) with respect to any Defeasance Eligible Investment that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (ii) above, registration on the books and records of the issuer thereof in the name of the Collateral Agent or another Person (other than a "securities intermediary" (as defined in Section 8-102(a)(4) of the UCC)) acting on behalf of the Collateral Agent.

         10. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         11. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         12. This Amendment shall be construed in connection with, and as part of, the Existing Loan Agreement. The terms, conditions, representations, warranties, covenants, agreements, rights, remedies, powers and privileges set forth in the Existing Loan Agreement, as amended or otherwise modified hereby, are hereby confirmed in all respects by the parties hereto and shall continue in full force and effect.

         13. Each reference to the Loan Agreement, or words of similar import in the Existing Loan Agreement or any notice, communication, certificate, instrument or other document executed and delivered in connection therewith after the date hereof shall be deemed to be a reference to the Existing Loan Agreement, as amended, supplemented and otherwise modified hereby, and, as the same may be amended, supplemented or otherwise modified from time to time after the date hereof, unless the context requires otherwise.

         14. This Amendment shall be binding upon, shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns.

         15. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Loan Agreement to be executed effective as of the date first above written.

                             SECURED RESTAURANTS TRUST

                             By Wilmington Trust Company, not in its
                             individual capacity, but solely as Issuer Trustee


                             By  /s/ Mary St. Amand
                                   Mary St. Amand
                                   Assistant Vice President

                             QUINCY'S REALTY, INC.


                             By  /s/ Kenneth E. Jones
                                   Kenneth E. Jones
                                   Vice President and Treasurer



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         The following parties consent to the execution of the Second Amendment to Loan Agreement in accordance with the terms of this Amendment.

                             FINANCIAL SECURITY ASSURANCE INC.


                             By  /s/ Bruce E. Stern
                                 Bruce E. Stern
                                 General Counsel and Managing Director

                             THE BANK OF NEW YORK, as Trustee and
                             Collateral Agent


                             By  /s/ Sandra Carreker
                                 Sandra Carreker
                             Title  Agent